UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 5, 2001 (October 31,
2001)

                        BIO-SOLUTIONS INTERNATIONAL, INC.
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Nevada                      33-25126-D                 85-0368333
----------------------------     --------------          -----------------------
(State or other jurisdiction      (Commission            (IRS Employer
   of incorporation)              file number)               Identification No.)


35 Power Lane
Hattiesburg, MS                                                       39401
----------------------------------------                         ---------------
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:  (601) 271-7309


                                       N/A
              -----------------------------------------------------
          (Former name or former address, if changes since last report)


Copy of Communications to:

                                Mintmire & Associates
                                265 Sunrise Avenue, Suite 204
                                Palm Beach, FL 33480
                                Phone:(561) 832-5696
                                Facsimile:(561) 659-5371







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     The purpose of this  current  report on Form 8-K is to disclose a change in the Registrant's Certifying Accountant.

ITEM 4(a). CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On October 31, 2001 the Company notified its accountants, S. W. Hatfield, CPA ("Hatfield") that they were being dismissed as the Company's independent auditors. The stated reasons were that the Registrant wanted to complete their audit within the required time period. The Company's Board of Directors made the decision to change accountants.

     Each of Hatfield's audit reports for the previous two (2) years did not contain an adverse opinion. However, each opinion was qualified due to uncertainty and contained the following language:

     "The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note A to the financial statements, the Company's lack of operating assets makes it fully dependent upon the majority shareholder's continuing support to provide all nominal working capital support on the Company's behalf. This situation raises a substantial doubt about its ability to continue as a going concern. The majority shareholder intends to continue the funding of nominal necessary expenses to sustain the corporate entity. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

     In connection with their audits for the two (2) most recent years, there were no disagreements with Hatfield on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Hatfield, would have caused Hatfield to make reference to the subject matter of the disagreements in connection with its report on the financial statements for those years.

     On November 1, 2001 the Company provided S. W. Hatfield, CPA with a copy of this disclosure and requested that it furnish a letter to the Company, addressed to the SEC, stating that it agreed with the statements made herein or the reasons why it disagreed. On November 1 , 2001, the Company received a letter from S. W. Hatfield, CPA that it agreed with the statements contained herein.

Item 4(b). CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On October 31, 2001, the Company engaged the firm of Baum & Company, P.A. 1515 University Drive, Suite 209, Coral Springs, FL 33071 as the Company's independent auditors. Such appointment was accepted by Joel S. Baum, President of the firm. Prior to such engagement, the Registrant had not consulted Baum & Company, P.A. on any prior matters, including any matters relative to the application of accounting principles or any subject of disagreement with S. W. Hatfield, CPA.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.     Description
-----------     -----------------------------------
16.1     *      Letter on change of certifying accountant pursuant to Regulation
                SK Section 304(a)(3).
-------------------
*    Filed herewith



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                                   SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                        BIO-SOLUTIONS INTERNATIONAL, INC.
                                  (Registrant)


Date: November 5, 2001
                          By: /s/ Louis H. Elwell
                          ------------------------------------
                          Louis H. Elwell, III, President,
                          CEO and Director

                          By: /s/Joe Ashley
                          ------------------------------------
                          Joe Ashley, Vice-President, Secretary,
                          Treasurer and Director

                          By: /s/ Krish Reddy
                          ------------------------------------
                          Krish Reddy, Director